UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 02280)

Exact name of registrant as specified in charter: Putnam Convertible Income-Growth Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2009

Date of reporting period: November 1, 2008 — April 30, 2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PCONX

Putnam Convertible Income-Growth Trust

Semiannual Report
4 | 30 | 09

A world of investing.™

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Since 1937, when George Putnam created  a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam Convertible
Income-Growth
Trust

Semiannual Report
4|30|09

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s Portfolio Managers	7

Performance in depth	12

Expenses	14

Portfolio turnover	16

Your fund’s management	17

Terms and definitions	18

Trustee approval of management contract	19

Other information for shareholders	24

Financial statements	25

Message from the Trustees

Dear Fellow Shareholder:

Since the fourth quarter of 2007, investors have endured one of the most difficult downturns in decades, but there now seem to be early signs that the storm clouds may be starting to clear in the stock market. Although this downturn is far from over and we remain cautious, we are encouraged by a number of developments.

Before its climb was interrupted by profit taking in early May, the stock market experienced a two-month run-up from its March lows. Although many analysts agree that the stock market is in the process of bottoming out, they are careful to note that the market is fairly valued today and that it will require positive corporate earnings growth to continue its climb.

The outlook for the fixed-income market is less clear. Hundreds of billions of dollars in economic stimulus spending have increased the U.S. deficit, which may weaken demand for Treasuries. Corporate and municipal debt may fare slightly better.

Under President and CEO Robert L. Reynolds, Putnam Investments has instituted several changes in order to position Putnam mutual funds for a market recovery. In April, Walter C. Donovan, a 25-year investment industry veteran, joined Putnam as Chief Investment Officer. Mr. Donovan will lead a reinvigorated investment organization strengthened by the arrival during the past few months of several well-regarded senior portfolio managers, research analysts, and equity traders.

We also are pleased to announce that Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds and W. Thomas Stephens has rejoined the Board. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management. He serves as advisor to New York Life Insurance Company, and previously was a member of its Executive Management Committee.

Mr. Stephens retired in December 2008 as Chairman and Chief Executive Officer of Boise Cascade, L.L.C., a paper, forest products, and timberland assets company. He is a Director of TransCanada Pipelines, Ltd., an energy infrastructure company. From 1997 to 2008, Mr. Stephens served on the Board of Trustees of the Putnam Funds. Until 2004, he also was a Director of Xcel Energy Incorporated, Qwest Communications, and Norske Canada, Inc.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Offering investors the diverse benefits of convertible securities

The differences between bonds and stocks seem fairly clear-cut. Stocks provide an ownership stake in a company; bonds provide a claim on the interest paid by a company or other entity on its debt. The value of stocks rises and falls with factors such as investor sentiment, company news, and economic conditions; bonds are issued by a government, agency, company, or public utility that typically promises to pay the bearer a fixed rate of interest at specified intervals and to return a set amount of money at a specified end date (the maturity date). A bond’s yield is often influenced by interest-rate levels.

A third type of security is a hybrid of a stock and bond. Like a bond, a convertible security offers a set rate of interest, but unlike a bond, it has a built-in option that, under certain circumstances, allows the investor to exchange (or convert) the security for a fixed number of shares of stock. This feature offers the potential for capital appreciation, since the preset conversion price does not change as the underlying stock’s price increases or decreases.

Convertibles are issued by companies and can offer greater returns than high-quality bonds —but they also carry a greater risk potential, such as the risk of default or periodic illiquidity. Issuers range from large, well-known S&P 500 corporations and small, rapidly growing companies, to companies in cyclically depressed industries such as airlines, automotive, and utilities.

Constructing a portfolio that maintains an appropriate balance of risk and return potential requires intensive research and analysis. Putnam’s analysts conduct rigorous fundamental research, seeking to determine the true worth of the issuing company’s business. Putnam Convertible Income-Growth Trust’s portfolio managers then construct a portfolio that they believe offers the best return potential without undue risk.

The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater fluctuations in the value of your investment. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

The “busted” convertible

One kind of security in which your fund may invest is the “busted” convertible. “Busted” refers to a security whose underlying stock price has fallen significantly below the conversion price. It becomes much less sensitive to the volatility of the underlying stock and is more bond-like, responding to interest-rate changes. A busted convertible may pay a higher yield than other convertibles, but may also carry a higher level of risk. (Some companies in this situation may eventually default on their bonds.)

The objective of buying a busted convertible is to take advantage of a company’s eventual turnaround despite its present challenges. For example, a company undergoing management turmoil may draw negative investor reactions, causing its stock price to tumble. However, if intensive research determines that the management crisis is likely to be resolved, the fund manager could buy the security at a steep discount. The goal is to sell the security at a higher price when the credit improves or when the stock revives.

Putnam Convertible Income-Growth Trust’s holdings have spanned sectors and industries over time.

Performance
snapshot

Average annual total return (%) comparison as of 4/30/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–14 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* The inception date of the Merrill Lynch All U.S. Convertibles Index was 12/31/87, after the fund’s inception.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s Portfolio Managers

Eric Harthun and Robert Salvin

Rob, how did the fund perform for the six months ended April 30, 2009?

I am happy to report, with a note of cautious optimism, that convertible securities enjoyed a nice rally in the final months of the reporting period. With the Fed [Federal Reserve] and U.S. Treasury implementing several wide-ranging measures to restore liquidity, market stability, and confidence, investors appear to be slowly wading back into financial waters.

For the six months ended April 30, 2009, the fund rose 9.48% at net asset value, closely trailing the average return of 9.72% for its Lipper peers. The fund underperformed the Merrill Lynch All U.S. Convertibles Index, which returned 11.50%. I believe this result reflects the fund’s relatively higher concentration in financial services and basic materials companies, as well as its larger positioning in lower-rated convertible securities relative to the benchmark. Many of these holdings fell sharply during the market’s steep decline from November 1 through December 15 in 2008, when investors sold investments indiscriminately in the rush to safety.

Eric, given the concerns weighing on the capital markets throughout the period, what contributed to the positive returns?

Far-reaching measures by the Fed, the U.S. government, and their peers abroad to steady the financial markets and unfreeze the credit markets helped to restore a degree of calm. With some liquidity coming back into the financial system in late December

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/09. See page 6 and pages 12–14 for additional fund performance information. Index descriptions can be found on page 18.

and January, the credit markets began to improve — suggesting that the massive sell-off was overblown. The high-yield and mortgage-backed sectors of the fixed-income markets saw some price recovery during this time. However, the rally was short-lived, as February brought a new round of concerns about the health of the U.S. economy. With the announcement that January’s national unemployment rate rose to 7.6%, the highest in 16 years, and that consumer spending was slowing markedly, investors lost their nerve, and the stock and bond markets sold off sharply once again.

However, investors saw their patience rewarded in March and April. With the announcement of more well-defined government initiatives, including the U.S. Treasury’s plan to handle toxic mortgage assets and the administration’s foray into the automotive industry, there appeared signs that investors were becoming more concerned about what they should buy rather than what they should sell. With roughly half of the convertibles market composed of below-investment-grade issuers, bargain-hunting investors were attracted by the cheap prices offered by these securities. The increased demand helped to fuel a rally in the final months of the reporting period.

How did you position the portfolio in response to these factors?

Unlike many of its competitors, the fund remains a “pure” convertible portfolio, with

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 4/30/09. Also shown is each holding’s market sector and specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECURITY INFORMATION	SECTOR/INDUSTRY

Transocean, Inc. (2.5%)	cv. sr. unsec. notes	Energy/Energy (oil field)
Ser. C, 1.50%, 2037

Amgen, Inc. (1.6%)	144A cv. sr. notes	Health care/Biotechnology
0.375%, 2013

Safeguard Scientifics, Inc. (1.5%)	144A cv. sr. notes	Technology/Software
2.625%, 2024

King Pharmaceuticals, Inc. (1.5%)	cv. company guaranty sr.	Health care/Pharmaceuticals
unsub. notes 1.25%, 2026

Medtronic, Inc. (1.5%)	144A cv. sr. notes	Health care/Medical technology
1.625%, 2013

Symantec Corp. (1.5%)	cv. sr. unsec. notes	Technology/Software
1.00%, 2013

Teva Pharmaceutical	cv. company guaranty sr. unsec.	Health care/Pharmaceuticals
Finance, LLC (1.5%)	debs. Ser. C, 0.25%, 2026

Integra LifeSciences Holdings (1.4%)	144A cv. sr. notes	Health care/Biotechnology
2.75%, 2010

Intel Corp. (1.4%)	144A cv. sub. bonds	Technology/Electronics
2.95%, 2035

Crown Castle International	$3.125 cum. cv. pfd. stock	Communication services/
Corp. (1.4%)		Telecommunications

little or no direct exposure to common stocks or other types of securities. Since convertible securities are hybrid in nature, part bond with income-generating capabilities and part stock with the price appreciation potential of the underlying stock, they offer investors a fixed rate of interest to wait for bear markets to recover — making them an attractive investment choice in difficult markets.

Furthermore, while defaults are unusual, the holders of convertible securities are ahead of those holding preferred stock and common stock in the case of bankruptcy. We think this strategy was particularly effective during the six-month reporting period, with the fund outperforming the stock and bond markets during the volatile six-month period, as you can see by looking at the performance of the indexes used to gauge these markets as shown in the table on page 7.

Rob, what holdings helped performance?

The fund enjoyed favorable performance in the telecommunication and technology industries, and our decision to overweight investments in those industries relative to the benchmark further augmented those gains. Fund holding Leap Wireless International, which provides innovative mobile telecommunications services to a fast-growing, young, and ethnically diverse customer base, is dramatically increasing market share through its affordable, flat-rate service plans for unlimited voice, text, data, and mobile Web services. Crown Castle International Corp., which owns, operates, and leases towers and other infrastructure for use by wireless communications companies, continues to experience growth despite the downturn. In the technology field, Macrovision Corp. is creating simple, consumer-friendly home entertainment solutions, such as interactive programming

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

guides, while providing copy protection to businesses in the music, games, and movie industries.

Investments in the health-care sector also contributed positively. The biotechnology company Dendreon Corp., which was the best-performing holding for the period, is pioneering cancer solutions that use low toxicity therapies that stimulate an immune response. Dendreon has had marked success with a treatment for late-stage prostate cancer cells that no longer respond to hormone therapy. CV Therapeutics, Inc., a maker of cardiovascular drugs, is in the process of being acquired by Gilead Sciences to expand their cardiovascular franchise and pipeline for $20 per share. The pending transaction, which CV Therapeutics’ Board of Directors has unanimously approved and is recommending to its stockholders, resulted in strong price appreciation of the fund’s position in CV Therapeutics. The fund sold its position at a sizeable gain prior to the end of the period.

IN THE NEWS

The Obama administration estimates a record $1.84 trillion budget deficit for 2009. The combination of higher government debt and stimulus spending has cooled investors’ attitudes toward Treasury bonds, whose prices have fallen more than 20% since the start of 2009, despite their safe-haven status. Historically, Treasury bonds have been among the investments most vulnerable to fears of rising inflation, which can result from increased government spending. Massive government stimulus often leads to higher prices for consumer goods because the Federal Reserve, in effect, prints more money to pay for the additional spending. This, in turn, can diminish the purchasing power of the dollar. Higher interest rates will push down Treasury prices because when interest rates rise, bond prices fall, and vice versa.

Which holdings hurt performance?

Investments with any perceived credit risk fared poorly during the period, as investors became nervous about the credit-market turmoil and the deteriorating economic conditions. Reflecting this risk aversion, the credit spread between higher- and lower-quality securities widened to unprecedented levels during the period, as investors demanded increasingly higher premiums for assuming any type of risk.

Prices of financially related holdings fell sharply as a result of the increased risk of defaults in the financials sector. Consequently, the fund’s financial holdings weighed heavily on its performance, including Webster Financial Corp., U.S. Bancorp, and Citigroup, all of which were sold early in 2009. The fund did benefit from our decision not to hold investments in the struggling Bank of America and Fifth Third Bancorp during the period. Outside the financials sector, our decision to underweight investments in the automobile industry relative to the benchmark — positions that we ultimately sold in early 2009 — was positive and helped to offset losses in the troubled financials sector.

Rob, what is your near-term outlook for the convertible securities market?

I am guardedly optimistic. In the final quarter of 2008, many hedge funds, beset with redemptions, unloaded their convertible bonds — depressing their prices. This asset class was severely undervalued until March, when institutional investors recognized their value and started buying. Despite the rally, I think that many opportunities remain, especially given their attractive yields and several billion dollars worth of new issues with sound credit fundamentals and the potential to realize upside price appreciation on a conversion to the underlying stock.

The convertibles market represents an opportunistic form of financing for issuers, because the cost of obtaining capital through the convertible issue is lower than that of a straight bond issue. Consequently, convertibles are typically issued by smaller, rapidly growing companies rather than larger, more established businesses. Since smaller, less recognized companies can be confusing for the average investor to follow, and roughly half of the convertibles market is represented by below-investment-grade issuers, the importance of high-yield research cannot be overstated. With over 35 years of experience in managing convertibles, we are able to leverage off Putnam’s deep research capabilities to navigate this rather complex marketplace.

Thank you, Rob and Eric, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund’s quarterly dividend rate of $0.132 increased to $0.142 per class A shares, effective March 2009, due to the higher yields offered by convertible securities that were added to the portfolio during the reporting period. A decrease in portfolio expenses resulting from the depreciation of holdings, particularly in the financials sector, also contributed to the increase in income distributable to common shareholders. Other share classes had similar increases.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/29/72)		(7/15/93)		(7/26/99)		(3/13/95)		(12/1/03)	(12/30/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.26%	9.08%	8.30%	8.30%	8.44%	8.44%	8.58%	8.48%	8.99%	9.33%

10 years	10.68	4.29	2.65	2.65	2.69	2.69	5.33	1.66	8.00	13.46
Annual average	1.02	0.42	0.26	0.26	0.27	0.27	0.52	0.16	0.77	1.27

5 years	–5.48	–10.92	–8.96	–10.58	–9.00	–9.00	–7.85	–11.09	–6.67	–4.33
Annual average	–1.12	–2.29	–1.86	–2.21	–1.87	–1.87	–1.62	–2.32	–1.37	–0.88

3 years	–20.31	–24.91	–22.10	–24.28	–22.15	–22.15	–21.53	–24.25	–20.92	–19.75
Annual average	–7.29	–9.11	–7.99	–8.85	–8.01	–8.01	–7.76	–8.84	–7.53	–7.07

1 year	–29.69	–33.73	–30.23	–33.62	–30.25	–30.92	–30.04	–32.48	–29.85	–29.55

6 months	9.48	3.15	9.11	4.11	9.07	8.07	9.20	5.39	9.37	9.54

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns For periods ended 4/30/09

	Merrill Lynch All	Lipper Convertible Securities
	U.S. Convertibles Index	Funds category average*

Annual average (life of fund)	—†	9.30%

10 years	19.93%	28.36
Annual average	1.83	2.42

5 years	–7.26	–4.53
Annual average	–1.50	–0.97

3 years	–19.78	–19.10
Annual average	–7.08	–6.91

1 year	–27.25	–25.40

6 months	11.50	9.72

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/09, there were 74, 73, 63, 60, 43, and 2 funds, respectively, in this Lipper category.

† The Inception date of the Merrill Lynch All U.S. Convertibles Index was 12/31/87, after the fund’s inception.

Fund price and distribution information For the six-month period ended 4/30/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	2		2	2	2		2	2

Income	$0.274		$0.226	$0.230	$0.244		$0.259	$0.290

Capital gains	—		—	—	—		—	—

Total	$0.274		$0.226	$0.230	$0.244		$0.259	$0.290

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/08	$12.55	$13.32	$12.35	$12.44	$12.45	$12.90	$12.51	$12.55

4/30/09	13.43	14.25	13.22	13.31	13.32	13.80	13.39	13.42

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	4.23%	3.99%	3.57%	3.67%	3.84%	3.71%	4.03%	4.47%

Current 30-day SEC yield
(with expense limitation) [2,3]	N/A	5.51%	5.12%	5.12%	N/A	5.17%	5.60%	6.09%

Current 30-day SEC yield
(without expense limitation) [3]	N/A	5.45%	5.06%	5.07%	N/A	5.12%	5.55%	6.03%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/29/72)		(7/15/93)		(7/26/99)		(3/13/95)		(12/1/03)	(12/30/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.00%	8.83%	8.05%	8.05%	8.19%	8.19%	8.33%	8.22%	8.73%	9.08%

10 years	6.74	0.58	–0.96	–0.96	–0.96	–0.96	1.60	–1.95	4.18	9.41
Annual average	0.65	0.06	–0.10	–0.10	–0.10	–0.10	0.16	–0.20	0.41	0.90

5 years	–15.64	–20.48	–18.74	–20.19	–18.78	–18.78	–17.69	–20.58	–16.66	–14.62
Annual average	–3.34	–4.48	–4.07	–4.41	–4.07	–4.07	–3.82	–4.50	–3.58	–3.11

3 years	–26.42	–30.64	–28.03	–30.04	–28.09	–28.09	–27.51	–30.06	–26.94	–25.91
Annual average	–9.72	–11.48	–10.38	–11.23	–10.41	–10.41	–10.17	–11.23	–9.93	–9.51

1 year	–32.59	–36.46	–33.06	–36.31	–33.08	–33.73	–32.88	–35.23	–32.70	–32.42

6 months	–22.13	–26.60	–22.40	–26.21	–22.41	–23.17	–22.30	–25.03	–22.17	–22.04

Fund’s annual operating expenses For the fiscal year ended 10/31/08

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.06%	1.81%	1.81%	1.56%	1.31%	0.81%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Convertible Income-Growth Trust from November 1, 2008, to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.08	$9.95	$9.95	$8.66	$7.37	$4.78

Ending value (after expenses)	$1,094.80	$1,091.10	$1,090.70	$1,092.00	$1,093.70	$1,095.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2009, use the following calculation method. To find the value of your investment on November 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.86	$9.59	$9.59	$8.35	$7.10	$4.61

Ending value (after expenses)	$1,018.99	$1,015.27	$1,015.27	$1,016.51	$1,017.75	$1,020.23

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.17%	1.92%	1.92%	1.67%	1.42%	0.92%

Average annualized expense
ratio for Lipper peer group*	1.20%	1.95%	1.95%	1.70%	1.45%	0.95%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/09.

Your fund’s portfolio turnover

Putnam funds are actively managed by experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam Convertible
Income-Growth Trust	68%	71%	64%	66%	53%

Lipper Convertible Securities Funds
category average	86%	71%	72%	77%	103%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on October 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 12/31/08.

Your fund’s management

Your fund’s Portfolio Managers are Eric Harthun and Robert Salvin.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2009, and April 30, 2008.

N/A indicates the individual was not a Portfolio Manager as of 4/30/08.

Trustee and Putnam employee fund ownership

As of April 30, 2009, all of the Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Trustees	$928,000	$32,000,000

Putnam employees	$2,762,000	$339,000,000

Other Putnam funds managed by the Portfolio Managers

Eric Harthun is also a Portfolio Manager of Putnam High Income Securities Fund and Putnam Small Cap Value Fund.

Robert Salvin is also a Portfolio Manager of Putnam Floating Rate Income Fund, Putnam High Income Securities Fund, Putnam High Yield Advantage Fund, and Putnam High Yield Trust.

Eric Harthun and Robert Salvin may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch All U.S. Convertibles Index is an unmanaged index of high-yield U.S. convertible securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did notwarrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 54th percentile in management fees and in the 15th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process —as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Convertible Securities Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	66th

Three-year period	27th

Five-year period	19th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 63, 59 and 53 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Convertible Securities Funds category for the one-year, five-year, and ten-year periods ended March 31, 2009, were 71%, 64%, and 75%, respectively. Over the one-year, five-year, and ten-year periods ended March 31, 2009, your fund ranked 52nd out of 73, 39th out of 60, and 33rd out of 43 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 4/30/09 (Unaudited)

CONVERTIBLE BONDS AND NOTES (83.5%)*	Principal amount	Value

Advertising and marketing services (1.2%)
Lamar Advertising Co. cv. sr. unsec.
unsub. notes Ser. B, 2 7/8s, 2010	$6,700,000	$6,130,500

		6,130,500
Aerospace and defense (2.1%)
L-1 Identity Solutions, Inc. cv. sr. unsec. notes 3 3/4s, 2027	2,200,000	1,526,250

L-1 Identity Solutions, Inc. 144A cv. sr. unsec.
notes 3 3/4s, 2027	5,870,000	4,072,310

Triumph Group, Inc. cv. sr. unsec. sub. notes 2 5/8s, 2026	1,500,000	1,479,375

Triumph Group, Inc. 144A cv. sr. sub. notes 2 5/8s, 2026	3,800,000	3,747,750

		10,825,685
Airlines (0.6%)
Pinnacle Airlines Corp. cv. sr. notes 3 1/4s, 2025	3,700,000	2,997,000

		2,997,000
Automotive (0.4%)
BorgWarner, Inc. cv. sr. unsec. notes 3 1/2s, 2012	1,590,000	1,836,450

		1,836,450
Beverage (1.0%)
Molson Coors Brewing Co. cv. sr. unsec.
notes 2 1/2s, 2013	4,700,000	4,987,875

		4,987,875
Biotechnology (6.6%)
Amgen, Inc. 144A cv. sr. notes 3/8s, 2013	8,800,000	7,982,480

Amylin Pharmaceuticals, Inc. cv. sr. unsec. notes 3s, 2014	2,700,000	1,620,000

Cubist Pharmaceuticals, Inc. cv. sub. notes 2 1/4s, 2013	5,609,000	4,648,459

Dendreon Corp. 144A cv. sr. sub. notes 4 3/4s, 2014	1,465,000	3,032,550

Integra LifeSciences Holdings 144A cv. sr. notes 2 3/4s, 2010	8,000,000	7,430,000

Invitrogen Corp. cv. sr. unsec. unsub. notes Ser. *, 1 1/2s, 2024	5,100,000	4,819,500

Kendle International, Inc. cv. sr. notes 3 3/8s, 2012	3,800,000	2,458,566

MannKind Corp. cv. sr. unsec. notes 3 3/4s, 2013	4,255,000	1,850,925

		33,842,480
Broadcasting (0.3%)
Sirius Satellite Radio, Inc. cv. sr. unsec. notes 3 1/4s, 2011	1,400,000	686,000

XM Satellite Radio Holdings, Inc.
144A cv. sr. unsec. sub. notes 7s, 2014	2,128,000	864,500

		1,550,500
Chemicals (0.4%)
ShengdaTech, Inc. 144A cv. sr. notes 6s, 2018 (China)	4,000,000	2,120,000

		2,120,000
Coal (0.9%)
Patriot Coal Corp. 144A cv. sr. notes 3 1/4s, 2013	2,100,000	921,375

Peabody Energy Corp. cv. jr. unsec. sub. debs. 4 3/4s, 2041	5,000,000	3,712,500

		4,633,875
Commercial and consumer services (1.6%)
Alliance Data Systems Corp.
144A cv. sr. notes 1 3/4s, 2013	8,400,000	6,478,500

Live Nation, Inc. 144A cv. sr. notes 2 7/8s, 2027	4,000,000	1,665,000

		8,143,500
Communications equipment (1.5%)
ADC Telecommunications, Inc. cv. unsec. sub
notes FRN 2.698s, 2013	5,162,000	3,574,685

ARRIS Group, Inc. cv. sr. unsec. notes 2s, 2026	5,000,000	4,250,000

		7,824,685

CONVERTIBLE BONDS AND NOTES (83.5%)* cont.	Principal amount	Value

Computers (3.8%)
Cray, Inc. cv. sr. sub. notes 3s, 2024	$2,000,000	$1,870,000

Cray, Inc. 144A cv. sr. sub. notes 3s, 2024	4,600,000	4,301,000

EMC Corp. 144A cv. sr. notes 1 3/4s, 2013	5,800,000	5,959,500

Maxtor Corp. cv. sr. debs. 2 3/8s, 2012	3,600,000	2,794,500

SPSS, Inc. 144A cv. sub. notes 2 1/2s, 2012	4,800,000	4,518,000

		19,443,000
Conglomerates (0.7%)
Textron, Inc. cv. sr. unsec. notes Ser. TXT, 4 1/2s, 2013	3,400,000	3,672,000

		3,672,000
Consumer finance (0.7%)
Dollar Financial Corp. 144A cv. sr. notes 2 7/8s, 2027	6,000,000	3,435,000

		3,435,000
Consumer goods (1.3%)
Chattem, Inc. cv. sr. notes 1 5/8s, 2014	3,100,000	2,684,910

Chattem, Inc. 144A cv. sr. notes 1 5/8s, 2014	2,000,000	1,732,200

Newell Rubbermaid, Inc. cv. sr. unsec. bonds 5 1/2s, 2014	1,581,000	2,305,256

		6,722,366
Electrical equipment (0.9%)
WESCO International, Inc. cv. sr. debs. Ser. *, 2 5/8s, 2025	1,700,000	1,606,500

WESCO International, Inc. 144A cv. sr. debs. 2 5/8s, 2025	2,900,000	2,740,500

		4,347,000
Electronics (4.4%)
Advanced Micro Devices, Inc. cv. sr. unsec.
notes 5 3/4s, 2012	10,200,000	5,431,500

Intel Corp. 144A cv. sub. bonds 2.95s, 2035	8,500,000	7,288,750

Kulicke & Soffa Industries, Inc. cv. bonds 7/8s, 2012	7,800,000	4,670,250

SanDisk Corp. cv. sr. unsec. unsub. notes 1s, 2013	3,800,000	2,451,000

TTM Technologies, Inc. cv. sr. unsec. notes 3 1/4s, 2015	4,000,000	2,900,655

		22,742,155
Energy (oil field) (2.7%)
Global Industries, Ltd. 144A cv. unsec. notes 2 3/4s, 2027	3,000,000	1,181,250

Transocean, Inc. cv. sr. unsec. notes Ser. C,
1 1/2s, 2037 (Switzerland)	15,050,000	12,867,750

		14,049,000
Energy (other) (0.9%)
Covanta Holding Corp. cv. sr. debs. 1s, 2027	3,700,000	3,020,125

Suntech Power Holdings Co., Ltd. 144A cv. sr. unsec.
notes 3s, 2013 (China)	2,600,000	1,543,750

		4,563,875
Entertainment (1.5%)
Lions Gate Entertainment Corp. cv. sr. unsec. sub. notes
stepped-coupon 3 5/8s (3 1/8s, 3/15/12) 2025 (Canada) ††	1,300,000	968,500

Lions Gate Entertainment Corp. 144A cv. sr. unsec. sub. notes
stepped-coupon 3 5/8s (3 1/8s, 3/15/12) 2025 (Canada) ††	5,800,000	4,321,000

Regal Entertainment Group 144A cv. sr. unsec.
notes 6 1/4s, 2011	2,540,000	2,359,025

		7,648,525
Financial (0.3%)
MGIC Investment Corp. 144A cv. jr. unsec.
sub. debs. 9s, 2063	6,740,000	1,668,150

		1,668,150

27

CONVERTIBLE BONDS AND NOTES (83.5%)* cont.	Principal amount	Value

Food (1.4%)
Chiquita Brands International cv. sr. unsec.
notes 4 1/4s, 2016	$5,955,000	$3,506,304

Tyson Foods, Inc. cv. sr. unsec. notes 3 1/4s, 2013	4,035,000	3,876,425

		7,382,729
Forest products and packaging (0.8%)
Sino-Forest Corp. 144A cv. sr. notes 5s, 2013
(Canada)	5,000,000	3,850,000

		3,850,000
Gaming and lottery (0.7%)
Scientific Games Corp. cv. company
guaranty sr. unsec. sub notes stepped-coupon 3/4s
(1/2s, 6/1/10) 2024 ††	3,700,000	3,491,875

		3,491,875
Health care (1.0%)
LifePoint Hospitals, Inc. cv. sr. sub. notes 3 1/2s, 2014	6,400,000	5,128,000

		5,128,000
Health-care services (4.0%)
AMERIGROUP Corp. cv. sr. unsec. notes 2s, 2012	3,735,000	3,524,906

Health Management Associates, Inc.
144A cv. sr. sub. notes 3 3/4s, 2028	6,000,000	4,620,000

Lincare Holdings, Inc. cv. sr. unsec. unsub. notes 2 3/4s, 2037	4,500,000	3,825,000

Omnicare, Inc. cv. debs. Ser. OCR, 3 1/4s, 2035	6,500,000	4,452,500

United Therapeutics Corp. cv. sr. notes 1/2s, 2011	500,000	508,750

United Therapeutics Corp. 144A cv. sr. notes 1/2s, 2011	3,500,000	3,561,250

		20,492,406
Homebuilding (0.8%)
Forest City Enterprises, Inc. cv. notes 3 5/8s, 2011 R	3,100,000	1,898,750

Forest City Enterprises, Inc. 144A cv. notes 3 5/8s, 2011 R	3,500,000	2,143,750

		4,042,500
Insurance (1.0%)
Prudential Financial, Inc. cv. sr. unsec. notes FRN zero %, 2037	5,170,000	5,092,450

		5,092,450
Investment banking/Brokerage (1.3%)
Affiliated Managers Group 144A cv. sr. notes 3.95s, 2038	6,000,000	4,822,200

KKR Financial Holdings, LLC cv. sr. notes 7s, 2012	6,210,000	2,088,113

		6,910,313
Manufacturing (1.1%)
General Cable Corp. cv. company guaranty 7/8s, 2013	7,100,000	5,777,625

		5,777,625
Media (2.3%)
Interpublic Group of Companies, Inc.
(The) cv. sr. unsec. notes 4 1/4s, 2023	7,300,000	6,560,875

Virgin Media, Inc. 144A cv. sr. unsec. notes 6 1/2s, 2016	7,400,000	5,392,750

		11,953,625
Medical technology (4.7%)
China Medical Technologies, Inc. cv. sr. unsec.
bonds Ser. CMT, 4s, 2013 (China)	3,900,000	2,198,625

Conmed Corp. cv. sr. sub. notes 2 1/2s, 2024	4,500,000	3,521,250

EPIX Medical, Inc. cv. sr. notes 3s, 2024 F	3,300,000	990,000

EPIX Medical, Inc. 144A cv. sr. notes 3s, 2024 F	4,300,000	1,290,000

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s
(zero %, 12/15/13) 2037 ††	9,300,000	6,502,556

CONVERTIBLE BONDS AND NOTES (83.5%)* cont.	Principal amount	Value

Medical technology cont.
Medtronic, Inc. cv. sr. notes 1 5/8s, 2013	$2,200,000	$1,982,750

Medtronic, Inc. 144A cv. sr. notes 1 5/8s, 2013	8,500,000	7,633,850

		24,119,031
Metal fabricators (0.6%)
USEC, Inc. cv. sr. unsec. notes 3s, 2014	4,100,000	2,834,999

		2,834,999
Metals (2.4%)
ArcelorMittal cv. sr. unsec. unsub. notes 5s, 2014 (Luxembourg)	1,520,000	1,520,000

Coeur d’Alene Mines Corp. cv. sr. unsec. notes 3 1/4s, 2028	7,500,000	4,275,000

Newmont Mining Corp. cv. sr. notes 3s, 2012	2,500,000	2,971,875

United States Steel Corp. cv. sr. unsec. notes 4s, 2014	3,420,000	3,642,300

		12,409,175
Oil and gas (3.5%)
Carrizo Oil & Gas, Inc. cv. sr. unsec. unsub. notes 4 3/8s, 2028	6,200,000	3,580,500

Chesapeake Energy Corp. cv. sr. unsec. notes company
guaranty 2 1/4s, 2038	9,400,000	5,205,250

Penn Virginia Corp. cv. sr. unsec. sub. notes 4 1/2s, 2012	7,590,000	5,023,857

St. Mary Land & Exploration Co. cv. sr. notes 3 1/2s, 2027	5,500,000	4,269,375

		18,078,982
Pharmaceuticals (3.0%)
King Pharmaceuticals, Inc. cv. company
guaranty sr. unsub. notes 1 1/4s, 2026	10,200,000	7,650,000

Teva Pharmaceutical Finance, LLC cv. company
guaranty sr. unsec. debs. Ser. C, 1/4s, 2026 (Israel)	7,300,000	7,619,375

		15,269,375
Real estate (2.6%)
Alexandria Real Estate Equities, Inc. R
144A cv. sr. notes 3.7s, 2027	4,000,000	3,075,000

Digital Realty Trust LP 144A cv. sr. unsec. notes 5 1/2s, 2029 R	4,900,000	4,789,750

General Growth Properties, Inc.
144A cv. sr. notes 3.98s, 2027 (In default) † R	9,600,000	1,656,000

Sunstone Hotel Partnership, LLC 144A cv. company
guaranty 4.6s, 2027 R	6,200,000	3,720,000

		13,240,750
Regional Bells (1.1%)
Qwest Communications International, Inc. cv. sr. unsec.
notes 3 1/2s, 2025	5,800,000	5,676,750

		5,676,750
Retail (3.2%)
Iconix Brand Group, Inc. cv. sr. sub. notes 1 7/8s, 2012	3,400,000	2,698,750

Pantry, Inc. (The) cv. sr. sub. notes 3s, 2012	4,400,000	3,531,000

Pantry, Inc. (The) 144A cv. sr. sub. notes 3s, 2012	2,600,000	2,086,500

RadioShack Corp. 144A cv. sr. notes 2 1/2s, 2013	2,579,000	2,443,603

Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	3,885,000	1,787,100

United Auto Group, Inc. 144A cv. sr. sub. notes 3 1/2s, 2026	4,300,000	3,773,250

		16,320,203
Services — Staples (1.0%)
Stewart Enterprises, Inc. cv. sr. unsec. notes 3 3/8s, 2016	8,100,000	4,991,625

		4,991,625
Software (4.9%)
Cadence Design Systems, Inc. 144A cv. sr. notes 1 1/2s, 2013	5,100,000	3,334,125

Macrovision Corp. cv. sr. notes 2 5/8s, 2011	3,770,000	3,609,775

Macrovision Corp. 144A cv. sr. notes 2 5/8s, 2011	3,000,000	2,872,500

CONVERTIBLE BONDS AND NOTES (83.5%)* cont.	Principal amount	Value

Software cont.
Safeguard Scientifics, Inc. 144A cv. sr. notes 2 5/8s, 2024	$10,500,000	$7,822,500

Symantec Corp. cv. sr. unsec. notes 1s, 2013	7,100,000	7,632,500

		25,271,400
Technology (3.0%)
Acquicor Technology, Inc. 144A cv. notes 8s, 2011	3,422,000	752,840

CACI International, Inc. 144A cv. sr. sub. notes 2 1/8s, 2014	3,720,000	3,375,900

ON Semiconductor Corp. cv. company
guaranty sub. notes 2 5/8s, 2026	785,000	637,813

ON Semiconductor Corp. 144A cv. sr. sub. notes 2 5/8s, 2026	7,000,000	5,687,500

Tech Data Corp. cv. sr. unsec. unsub. debs 2 3/4s, 2026	5,500,000	4,984,375

		15,438,428
Telecommunications (2.9%)
Equinix, Inc. cv. sub. notes 3s, 2014	3,900,000	3,202,875

Level 3 Communications, Inc. cv. sr. notes 3 1/2s, 2012	7,675,000	3,847,094

NII Holdings, Inc. cv. sr. unsec. notes 2 3/4s, 2025	2,000,000	1,832,500

NII Holdings, Inc. 144A cv. sr. unsec. notes 3 1/8s, 2012	3,500,000	2,555,000

NII Holdings, Inc. 144A cv. sr. unsec. notes 2 3/4s, 2025	3,800,000	3,481,750

		14,919,219
Telephone (1.3%)
Leap Wireless International, Inc. 144A cv.
sr. unsec. notes 4 1/2s, 2014	8,810,000	6,904,838

		6,904,838
Waste Management (1.1%)
Waste Connections, Inc. cv. sr. notes 3 3/4s, 2026	4,900,000	5,034,750

Waste Connections, Inc. 144A cv. sr. notes 3 3/4s, 2026	427,000	438,743

		5,473,493
Total convertible bonds and notes (cost $516,642,399)		$428,253,412

CONVERTIBLE PREFERRED SECURITIES (9.4%)*	Shares	Value
Banking (1.4%)
Bank of America Corp. Ser. L, 7.25% cv. pfd.	5,400	$3,118,500

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	6,275	3,877,950

		6,996,450
Building materials (0.7%)
Stanley Works (The) 5.125% units cv. ARP	5,531,000	3,698,856

		3,698,856
Chemicals (0.6%)
Celanese Corp. $1.063 cum. cv. pfd.	112,400	3,147,200

		3,147,200
Financial (—%)
Fannie Mae Ser. 04-1, 5.375% cv. pfd.	100	158,488

		158,488
Food (0.9%)
Bunge, Ltd. 5.125% cum. cv. pfd.	9,300	4,484,202

		4,484,202
Investment banking/Brokerage (—%)
Lehman Brothers Holdings, Inc. Ser. P, 7.25% cv. pfd. (In default) †	13,400	10,050

		10,050
Metals (2.6%)
Freeport-McMoRan Copper & Gold, Inc. $6.75 cv. pfd.	101,000	6,792,250

Vale Capital, Ltd. Ser. RIO, $2.75 cv. pfd. (Cayman Islands)	191,460	6,725,033

		13,517,283
Oil and gas (0.5%)
McMoRan Exploration Co. $6.75 cum. cv. pfd.	55,900	2,585,375

		2,585,375

CONVERTIBLE PREFERRED SECURITIES (9.4%)* cont.	Shares	Value

Pharmaceuticals (0.6%)
Mylan, Inc. 6.50% cv. pfd.	3,950	$3,317,605

		3,317,605
Power producers (—%)
AES Trust III $3.375 cv. pfd.	600	21,000

		21,000
Telecommunications (1.4%)
Crown Castle International Corp. $3.125 cum. cv. pfd.	150,000	6,975,000

		6,975,000
Tobacco (0.7%)
Universal Corp. 6.75% cv. pfd.	4,788	3,477,285

		3,477,285
Total convertible preferred securities (cost $88,565,894)		$48,388,794

COMMON STOCKS (0.9%)*	Shares	Value

Brazil Ethanol, Inc. 144A (Unit) †	312,500	$15,625

Entergy Corp.	74,359	4,816,232

Total common stocks (cost $8,829,270)		$4,831,857

SHORT-TERM INVESTMENTS (7.8%)*	Shares	Value

Putnam Money Market Liquidity Fund [e]	39,827,744	$39,827,744

Total short-term investments (cost $39,827,744)		$39,827,744

TOTAL INVESTMENTS

Total investments (cost $653,865,307)		$521,301,807

* Percentages indicated are based on net assets of $512,808,821.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on the securities valuation inputs.

R Real Estate Investment Trust.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Adjustable Rate Preferred Stock (ARP) and Floating Rate Notes (FRN) are the current interest rates at April 30, 2009.

The dates shown on debt obligations are the original maturity dates.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (” SFAS 157” ). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

31

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement. The following is a summary of the inputs used to value the fund’s net assets as of April 30, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$44,643,976	$—

Level 2	474,377,831	—

Level 3	2,280,000	—

Total	$521,301,807	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The following is a reconciliation of Level 3 assets as of April 30, 2009:

	Investment in securities	Other financial instruments

Balance as of October 31, 2008	$—	$—

Accrued discounts/premiums	—	—

Realized gain/(loss)	—	—

Change in net unrealized appreciation/(depreciation)	—	—

Net purchases/sales	—	—

Net transfers in and/or out of Level 3	2,280,000	—

Balance as of April 30, 2009	$2,280,000	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

32

Statement of assets and liabilities 4/30/09 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $614,037,563)	$481,474,063
Affiliated issuers (identified cost $39,827,744) (Note 5)	39,827,744

Dividends, interest and other receivables	5,432,166

Receivable for shares of the fund sold	8,507,870

Receivable for investments sold	1,929,861

Total assets	537,171,704

LIABILITIES

Payable for investments purchased	21,434,905

Payable for shares of the fund repurchased	1,950,811

Payable for compensation of Manager (Note 2)	534,435

Payable for investor servicing fees (Note 2)	95,876

Payable for custodian fees (Note 2)	4,680

Payable for Trustee compensation and expenses (Note 2)	127,657

Payable for administrative services (Note 2)	2,090

Payable for distribution fees (Note 2)	129,243

Other accrued expenses	83,186

Total liabilities	24,362,883

Net assets	$512,808,821

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$813,389,096

Undistributed net investment income (Note 1)	13,028,561

Accumulated net realized loss on investments (Note 1)	(181,045,336)

Net unrealized depreciation of investments	(132,563,500)

Total — Representing net assets applicable to capital shares outstanding	$512,808,821

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($423,969,507 divided by 31,575,611 shares)	$13.43

Offering price per class A share (100/94.25 of $13.43)*	$14.25

Net asset value and offering price per class B share ($13,515,429 divided by 1,022,544 shares)**	$13.22

Net asset value and offering price per class C share ($41,971,359 divided by 3,153,070 shares)**	$13.31

Net asset value and redemption price per class M share ($3,555,681 divided by 266,965 shares)	$13.32

Offering price per class M share (100/96.50 of $13.32)*	$13.80

Net asset value, offering price and redemption price per class R share
($2,228,434 divided by 166,475 shares)	$13.39

Net asset value, offering price and redemption price per class Y share
($27,568,411 divided by 2,053,771 shares)	$13.42

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

33

Statement of operations Six months ended 4/30/09 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $4,778 from investments in affiliated issuers) (Note 5)	$10,199,479

Dividends	3,004,264

Total investment income	13,203,743

EXPENSES

Compensation of Manager (Note 2)	1,464,829

Investor servicing fees (Note 2)	695,038

Custodian fees (Note 2)	5,460

Trustee compensation and expenses (Note 2)	22,447

Administrative services (Note 2)	17,906

Distribution fees — Class A (Note 2)	472,925

Distribution fees — Class B (Note 2)	65,321

Distribution fees — Class C (Note 2)	165,995

Distribution fees — Class M (Note 2)	11,463

Distribution fees — Class R (Note 2)	5,099

Other	111,841

Fees waived and reimbursed by Manager (Note 2)	(244,402)

Total expenses	2,793,922

Expense reduction (Note 2)	(35,115)

Net expenses	2,758,807

Net investment income	10,444,936

Net realized loss on investments (Notes 1 and 3)	(89,515,598)

Net unrealized appreciation of investments during the period	121,803,979

Net gain on investments	32,288,381

Net increase in net assets resulting from operations	$42,733,317

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/09*	Year ended 10/31/08

Operations:
Net investment income	$10,444,936	$19,600,938

Net realized loss on investments	(89,515,598)	(29,495,784)

Net unrealized appreciation (depreciation) of investments	121,803,979	(311,210,354)

Net increase (decrease) in net assets resulting from operations	42,733,317	(321,105,200)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(8,570,280)	(17,717,092)

Class B	(245,896)	(567,796)

Class C	(647,040)	(936,355)

Class M	(62,085)	(113,204)

Class R	(44,750)	(81,722)

Class Y	(506,688)	(849,417)

Redemption fees (Note 1)	1,151	2,982

Increase from capital share transactions (Note 4)	2,403,639	9,584,775

Total increase (decrease) in net assets	35,061,368	(331,783,029)

NET ASSETS

Beginning of period	477,747,453	809,530,482

End of period (including undistributed net investment income of
$13,028,561 and $12,660,364, respectively)	$512,808,821	$477,747,453

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized								Ratio of	investment
	Net asset value,	Net investment	and unrealized	Total from				Net asset	Total return	Net assets,	expenses to	income (loss)
	beginning	income	gain (loss) on	investment	From net investment	Total	Redemption	value, end of	at net asset	end of period	average net	to average	Portfolio
Period ended	of period	(loss) [a,b]	investments	operations	income	distributions	fees	period	value (%) [c]	(in thousands)	assets (%) [b,d]	net assets (%) [b]	turnover (%)

Class A
April 30, 2009 **	$12.55	.28	.87	1.15	(.27)	(.27)	— [e]	$13.43	9.48 *	$423,970	.58 *	2.34 *	32.40 *
October 31, 2008	21.21	.51	(8.64)	(8.13)	(.53)	(.53)	— [e]	12.55	(39.13)	402,408	1.06	2.73	68.19
October 31, 2007	19.05	.51	2.18	2.69	(.53)	(.53)	— [e]	21.21	14.27	697,830	1.04	2.50	70.61
October 31, 2006	17.13	.48 [f]	1.97	2.45	(.53)	(.53)	— [e]	19.05	14.52	608,771	1.03 [f]	2.64 [f]	63.63
October 31, 2005	16.60	.50 [g]	.56	1.06	(.53)	(.53)	— [e]	17.13	6.41	564,822	1.03	2.91 [g]	66.46
October 31, 2004	15.46	.51	1.17	1.68	(.54)	(.54)	— [e]	16.60	10.92	592,537	1.09	3.09	52.98

Class B
April 30, 2009 **	$12.35	.23	.87	1.10	(.23)	(.23)	— [e]	$13.22	9.11 *	$13,515	.95 *	1.98 *	32.40 *
October 31, 2008	20.87	.36	(8.51)	(8.15)	(.37)	(.37)	— [e]	12.35	(39.61)	15,297	1.81	1.96	68.19
October 31, 2007	18.75	.35	2.14	2.49	(.37)	(.37)	— [e]	20.87	13.40	37,930	1.79	1.77	70.61
October 31, 2006	16.86	.34 [f]	1.94	2.28	(.39)	(.39)	— [e]	18.75	13.68	47,842	1.78 [f]	1.89 [f]	63.63
October 31, 2005	16.34	.36 [g]	.55	.91	(.39)	(.39)	— [e]	16.86	5.61	65,205	1.78	2.16 [g]	66.46
October 31, 2004	15.22	.38	1.15	1.53	(.41)	(.41)	— [e]	16.34	10.10	99,042	1.84	2.34	52.98

Class C
April 30, 2009 **	$12.44	.23	.87	1.10	(.23)	(.23)	— [e]	$13.31	9.07 *	$41,971	.95 *	1.93 *	32.40 *
October 31, 2008	21.04	.37	(8.58)	(8.21)	(.39)	(.39)	— [e]	12.44	(39.60)	33,539	1.81	2.00	68.19
October 31, 2007	18.92	.35	2.16	2.51	(.39)	(.39)	— [e]	21.04	13.36	38,347	1.79	1.73	70.61
October 31, 2006	17.01	.34 [f]	1.97	2.31	(.40)	(.40)	— [e]	18.92	13.73	22,010	1.78 [f]	1.89 [f]	63.63
October 31, 2005	16.50	.37 [g]	.55	.92	(.41)	(.41)	— [e]	17.01	5.60	17,952	1.78	2.17 [g]	66.46
October 31, 2004	15.38	.38	1.16	1.54	(.42)	(.42)	— [e]	16.50	10.09	11,587	1.84	2.32	52.98

Class M
April 30, 2009 **	$12.45	.25	.86	1.11	(.24)	(.24)	— [e]	$13.32	9.20 *	$3,556	.83 *	2.07 *	32.40 *
October 31, 2008	21.04	.41	(8.57)	(8.16)	(.43)	(.43)	— [e]	12.45	(39.44)	3,133	1.56	2.22	68.19
October 31, 2007	18.90	.40	2.17	2.57	(.43)	(.43)	— [e]	21.04	13.70	6,175	1.54	2.00	70.61
October 31, 2006	16.99	.38 [f]	1.97	2.35	(.44)	(.44)	— [e]	18.90	14.01	5,607	1.53 [f]	2.14 [f]	63.63
October 31, 2005	16.48	.41 [g]	.54	.95	(.44)	(.44)	— [e]	16.99	5.79	5,662	1.53	2.41 [g]	66.46
October 31, 2004	15.35	.42	1.16	1.58	(.45)	(.45)	— [e]	16.48	10.36	6,790	1.59	2.59	52.98

Class R
April 30, 2009 **	$12.51	.27	.87	1.14	(.26)	(.26)	— [e]	$13.39	9.37 *	$2,228	.70 *	2.21 *	32.40 *
October 31, 2008	21.15	.47	(8.62)	(8.15)	(.49)	(.49)	— [e]	12.51	(39.29)	2,255	1.31	2.50	68.19
October 31, 2007	19.01	.45	2.18	2.63	(.49)	(.49)	— [e]	21.15	13.96	2,164	1.29	2.20	70.61
October 31, 2006	17.11	.43 [f]	1.98	2.41	(.51)	(.51)	— [e]	19.01	14.27	1,027	1.28 [f]	2.35 [f]	63.63
October 31, 2005	16.60	.46 [g]	.54	1.00	(.49)	(.49)	— [e]	17.11	6.07	87	1.28	2.67 [g]	66.46
October 31, 2004 †	15.79	.43	.89	1.32	(.51)	(.51)	—	16.60	8.43 *	47	1.23 *	2.60 *	52.98

Class Y
April 30, 2009 **	$12.55	.29	.87	1.16	(.29)	(.29)	— [e]	$13.42	9.54 *	$27,568	.46 *	2.43 *	32.40 *
October 31, 2008	21.21	.56	(8.64)	(8.08)	(.58)	(.58)	— [e]	12.55	(38.97)	21,115.81		3.00	68.19
October 31, 2007	19.05	.56	2.18	2.74	(.58)	(.58)	— [e]	21.21	14.56	27,084.79		2.75	70.61
October 31, 2006	17.13	.52 [f]	1.97	2.49	(.57)	(.57)	— [e]	19.05	14.81	24,458	.78 [f]	2.88 [f]	63.63
October 31, 2005	16.60	.54 [g]	.56	1.10	(.57)	(.57)	— [e]	17.13	6.68	24,197.78		3.15 [g]	66.46
October 31, 2004	15.46	.53	1.19	1.72	(.58)	(.58)	— [e]	16.60	11.21	30,138.84		3.35	52.98

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	37

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 1, 2003 (commencement of operations) to October 31, 2004.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to April 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

April 30, 2009	0.05%

October 31, 2008	<0.01

October 31, 2007	<0.01

October 31, 2006	<0.01

October 31, 2005	<0.01

October 31, 2004	<0.01

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended October 31, 2006.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	<$0.01	0.02%

Class B	<0.01	0.03

Class C	<0.01	0.02

Class M	<0.01	0.03

Class R	<0.01	0.02

Class Y	<0.01	0.03

The accompanying notes are an integral part of these financial statements.

38

Notes to financial statements 4/30/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Convertible Income-Growth Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks, with equal emphasis, current income and capital appreciation by investing primarily in U.S. securities that can be converted into or exchanged for common stock. The fund’s secondary objective is conservation of capital. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does

39

not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At October 31, 2008, the fund had a capital loss carryover of $91,529,738 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$60,611,354	October 31, 2010

30,918,384	October 31, 2016

The aggregate identified cost on a tax basis is $652,227,201, resulting in gross unrealized appreciation and depreciation of $20,531,787 and $151,457,181, respectively, or net unrealized depreciation of $130,925,394.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the period ended April 30, 2009, Putnam Management waived $244,402 of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months ended April 30, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended April 30, 2009, the fund’s expenses were reduced by $270 under the expense offset arrangements and by $34,845 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $488, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50%

41

of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended April 30, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $24,240 and $84 from the sale of class A and class M shares, respectively, and received $7,721 and $4,343 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $8,953 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended April 30, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $140,776,187 and $142,488,090, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At April 30, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/09		Year ended 10/31/08

Class A	Shares	Amount	Shares	Amount

Shares sold	5,244,458	$62,853,046	7,926,226	$150,436,431

Shares issued in connection with	555,965	6,637,909	794,123	14,762,990
reinvestment of distributions

	5,800,423	69,490,955	8,720,349	165,199,421

Shares repurchased	(6,292,845)	(74,771,844)	(9,553,286)	(170,970,134)

Net decrease	(492,422)	$(5,280,889)	(832,937)	$(5,770,713)

	Six months ended 4/30/09		Year ended 10/31/08

Class B	Shares	Amount	Shares	Amount

Shares sold	118,281	$1,444,886	380,986	$7,135,814

Shares issued in connection with	15,655	184,110	23,347	429,982
reinvestment of distributions

	133,936	1,628,996	404,333	7,565,796

Shares repurchased	(349,605)	(4,172,764)	(983,441)	(18,160,060)

Net decrease	(215,669)	$(2,543,768)	(579,108)	$(10,594,264)

	Six months ended 4/30/09		Year ended 10/31/08

Class C	Shares	Amount	Shares	Amount

Shares sold	1,050,451	$12,612,108	1,495,041	$28,326,427

Shares issued in connection with	28,935	343,999	28,606	524,221
reinvestment of distributions

	1,079,386	12,956,107	1,523,647	28,850,648

Shares repurchased	(621,479)	(7,408,056)	(650,744)	(11,200,195)

Net increase	457,907	$5,548,051	872,903	$17,650,453

	Six months ended 4/30/09		Year ended 10/31/08

Class M	Shares	Amount	Shares	Amount

Shares sold	62,932	$740,812	54,195	$1,012,376

Shares issued in connection with	4,010	47,613	5,199	96,071
reinvestment of distributions

	66,942	788,425	59,394	1,108,447

Shares repurchased	(51,619)	(604,058)	(101,268)	(1,910,523)

Net increase (decrease)	15,323	$184,367	(41,874)	$(802,076)

	Six months ended 4/30/09		Year ended 10/31/08

Class R	Shares	Amount	Shares	Amount

Shares sold	29,239	$350,826	115,502	$2,237,457

Shares issued in connection with	3,043	36,338	3,624	66,901
reinvestment of distributions

	32,282	387,164	119,126	2,304,358

Shares repurchased	(46,066)	(561,365)	(41,195)	(670,569)

Net increase (decrease)	(13,784)	$(174,201)	77,931	$1,633,789

	Six months ended 4/30/09		Year ended 10/31/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	733,373	$9,057,873	646,559	$11,774,373

Shares issued in connection with	40,540	485,117	45,023	833,603
reinvestment of distributions

	773,913	9,542,990	691,582	12,607,976

Shares repurchased	(403,149)	(4,872,911)	(285,551)	(5,140,390)

Net increase	370,764	$4,670,079	406,031	$7,467,586

Note 5: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $4,778 for the period ended April 30, 2009. During the period ended April 30, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $49,551,706 and $9,723,962, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

In April 2009, FASB issued a new FASB Staff Position FSP FAS 157-4 which amends FASB Statement No. 157, Fair Value Measurements, and is effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance when the volume and level of activity for the asset or liability measured at fair value has significantly decreased. Additionally, FSP FAS 157-4 expands disclosure by reporting entities with respect to categories of assets and liabilities carried at fair value. Putnam Management believes applying the provisions of FSP FAS 157-4 will not have a material impact on the funds financial statements.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Robert R. Leveille
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Compliance Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Mark C. Trenchard
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	BSA Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Judith Cohen
Boston, MA 02109		Vice President, Clerk and
	Jonathan S. Horwitz	Assistant Treasurer
Custodian	Senior Vice President
State Street Bank	and Treasurer	Wanda M. McManus
and Trust Company		Vice President, Senior Associate
	Steven D. Krichmar	Treasurer and Assistant Clerk
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Nancy E. Florek
Vice President, Assistant Clerk,
Trustees	Janet C. Smith	Assistant Treasurer and
John A. Hill, Chairman	Vice President, Principal	Proxy Manager
Jameson A. Baxter,	Accounting Officer and
Vice Chairman	Assistant Treasurer
Ravi Akhoury
Charles B. Curtis	Susan G. Malloy
Robert J. Darretta	Vice President and
Myra R. Drucker	Assistant Treasurer
Charles E. Haldeman, Jr.
Paul L. Joskow	Beth S. Mazor
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	James P. Pappas
George Putnam, III	Vice President
Robert L. Reynolds
W. Thomas Stephens	Francis J. McNamara, III
Richard B. Worley	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Convertible Income-Growth Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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SA019 256625 6/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Convertible-Income Growth Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: June 26, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 26, 2009